UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5729

Apex Municipal Fund, Inc.

Address: P.O. Box 9011
         Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Apex Municipal
     Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
     P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
December 31, 2002

Apex
Municipal Fund,
Inc.

www.mlim.ml.com

                           APEX MUNICIPAL FUND, INC.

Managed Dividend
Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
A/A ..........................................................              5.6%
BBB/Baa ......................................................             19.6
BB/Ba ........................................................             18.4
B/B ..........................................................              7.3
CCC/Caa ......................................................              0.8
NR (Not Rated) ...............................................             47.6
Other+ .......................................................              0.7
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

                                    Apex Municipal Fund, Inc., December 31, 2002

DEAR SHAREHOLDER

For the six months ended December 31, 2002, Apex Municipal Fund, Inc. earned $.278 per share income dividends, which included earned and unpaid dividends of $.047. This represents a net annualized yield of 6.25%, based on a period-end net asset value of $8.84 per share. Over the same period, the Fund's total investment return was -1.07%, based on a change in per share net asset value from $9.24 to $8.84, and assuming reinvestment of $.276 per share income dividends.

The Municipal Market Environment

During the six-month period ended December 31, 2002, long-term fixed income interest rates continued to move lower. As they had earlier in 2002, declining U.S. equity markets and worldwide political tensions easily overshadowed the incipient U.S. economic recovery allowing bond yields to fall to recent historic low levels. In late July, second quarter 2002 gross domestic product activity was reported at 1.1%, a significant decline from the first quarter rate of 5%. This rate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer and business confidence but undermining much of the economic growth seen earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields had fallen to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by signs of further U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter U.S. gross domestic product (GDP) growth was revised to 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

In December, softer equity prices and renewed investor concerns about potential U.S. military action against Iraq again combined to push long-term interest rates lower. The S&P 500 Index declined more than 5% in December on disappointing earnings reports and anticipated weak holiday sales. During December 2002, as both national and international investors sought the safe-haven sanctuary of U.S. Treasury issues, long-term U.S. Treasury yields declined over 25 basis points to end the period at 4.75%. During the last six months, long-term U.S. Treasury bond yields declined 75 basis points.

For the six-month period ended December 31, 2002, tax-exempt bond prices also generally rose. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues have not been able to keep pace with the U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002 removing some of the positive technical support the municipal bond market enjoyed earlier this year. By the end of 2002, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.16%, a decline of 25 basis points during the last six months.

Investor demand for tax-exempt products remained positive throughout the period. In addition to the approximately $75 billion investors received from June to August 2002 from bond maturities, coupon income and proceeds from early redemptions, investors are expected to receive approximately $30 billion from these sources in January 2003. The Investment Company Institute reported that in 2002 municipal bond funds net cash flows continued to be very positive at nearly $16 billion, an increase of more than 25% compared to 2001. However, these positive demand factors have not been able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yields ratios at their current 95% - 105% range are likely to prove attractive to long-term investors.

Continued uncertainty regarding the pace of the current U.S. economic recovery as well as the resolution of the U.N./Iraq confrontation are likely to keep interest rates near their present levels for the immediate future. Equity market declines over the past three years have helped push interest rates lower than economic fundamentals alone would support. When U.S. business conditions improve and equity markets stabilize, however, any associated interest rate increases should not be extreme. Inflationary pressures are negligible and any move by the Federal Reserve Board to raise short-term interest rates is unlikely before late 2003. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

During the six-month period ended December 31, 2002, the high-yield tax-exempt market came under renewed pressure, as valuations remained heavily influenced by developments in the taxable corporate high-yield market. Late last summer, weaker equity markets contributed to a widening of credit spreads amid mounting investor concerns about corporate profits and the reliability of company financial statements. Portfolio investments in tax-exempt corporate-backed debt were similarly affected. Airline obligations were particularly hard hit after the sector rally earlier this year proved to be short-lived. These and other economically cyclical holdings contributed to the lackluster results during the period as high-yield fixed income markets, beset by declining liquidity and credit quality, have not participated in the rally enjoyed by both the Treasury and high grade municipal markets. Investors, perhaps more optimistic about prospects for an economic recovery, have exhibited a heightened level of risk tolerance.

Factors that had a positive effect on the Fund included concentrations in health care and tax-backed residential sectors. These sectors were largely immune to the pressures affecting corporate debt and, in fact, exhibited a tendency to rise in value relative to widely watched market benchmarks. While reasons for this strong performance vary, there is


                                      2 & 3

                                    Apex Municipal Fund, Inc., December 31, 2002

little doubt that widely publicized reports of corporate malfeasance influenced investors' preferences when making investment decisions. As a consequence, demand for high-yield municipal bonds shifted away from corporate-related debt to other sectors unaffected by these reports. Many of the portfolio's purchases during the period occurred within these sectors, which should help to mute some of the volatility associated with corporate issuance. Nevertheless, the Fund remains positioned to benefit from an improving economic environment. Corporate-related debt still constitutes a significant concentration within the portfolio and, given the cyclical nature of many of these holdings, the expected contraction in credit spreads is likely to provide a material and beneficial effect on Fund performance.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 5, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                             S&P     Moody's       Face
STATE                      Ratings   Ratings      Amount     Issue                                                            Value
====================================================================================================================================
Alabama--0.6%                B         NR*       $ 1,000     Brewton, Alabama, IDB, PCR, Refunding (Container
                                                             Corporation of America--Jefferson Smurfit Corp. Project),
                                                             8% due 4/01/2009                                                $ 1,029
====================================================================================================================================
Alaska--1.2%                 NR*       NR*         2,000     Alaska Industrial Development and Expert Authority Revenue
                                                             Bonds (Williams Lynxs Alaska Cargoport), AMT, 8% due 5/01/2023    2,079
====================================================================================================================================
Arizona--2.6%                NR*       NR*         1,500     Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                                             (Sun King Apartments Project), Sub-Series C, 9.50%
                                                             due 11/01/2031                                                    1,529
                             NR*       Caa2        4,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                                             Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                                             due 4/01/2023                                                     1,452
                             B+        Ba3         1,585     Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                             (Tucson Electric Power Company Project), Series C, 6%
                                                             due 9/01/2029                                                     1,481
====================================================================================================================================
Colorado--5.9%               NR*       Baa2        3,000     Denver, Colorado, Urban Renewal Authority, Tax Increment
                                                             Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016               3,261
                             NR*       NR*         2,800     Elk Valley, Colorado, Public Improvement Revenue Bonds
                                                             (Public Improvement Fee), Series A, 7.30% due 9/01/2022           2,854
                             NR*       NR*         1,640     Lincoln Park, Colorado, Metropolitan District, GO, Refunding,
                                                             7.75% due 12/01/2026                                              1,693
                             NR*       NR*         1,235     North Range, Colorado, Metropolitan District Number 1, GO,
                                                             7.25% due 12/15/2031                                              1,238
                             BB+       Ba1         1,145     Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                             Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041             1,197
====================================================================================================================================
Connecticut--0.8%            NR*       B1          1,305     New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                             Corporation Project), 9.25% due 5/01/2017                         1,332
====================================================================================================================================
Florida--10.3%               NR*       NR*           920     Arbor Greene Community Development District, Florida, Special
                                                             Assessment Revenue Bonds, 7.60% due 5/01/2018                       971
                             NR*       NR*         1,370     Bonnet Creek Resort, Florida, Community Development District,
                                                             Special Assessment Revenue Bonds, 7.50% due 5/01/2034             1,396
                             NR*       NR*         1,685     Capital Projects Finance Authority, Florida, Continuing Care
                                                             Retirement Revenue Bonds (Glenridge on Palmer Ranch),
                                                             Series A, 8% due 6/01/2032                                        1,615
                             NR*       NR*         2,500     Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                                             Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030      2,474
                             NR*       NR*           920     Lakewood Ranch, Florida, Community Development District
                                                             Number 5, Special Assessment Revenue Refunding Bonds,
                                                             Series A, 6.70% due 5/01/2031                                       928
                             NR*       NR*         3,100     Lee County, Florida, IDA, Health Care Facilities Revenue Bonds
                                                             (Cypress Cove Healthpark), Series A, 6.375% due 10/01/2025        2,912

Portfolio
Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


                                      4 & 5

                                    Apex Municipal Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                             S&P     Moody's       Face
STATE                      Ratings   Ratings      Amount     Issue                                                            Value
====================================================================================================================================
Florida                      NR*       NR*       $ 1,650     Orlando, Florida, Urban Community Development District,
(concluded)                                                  Capital Improvement Special Assessment Bonds, Series A,
                                                             6.95% due 5/01/2033                                             $ 1,679
                             NR*       NR*         3,480     Parkway Center, Florida, Community Development District
                                                             Special Assessment Refunding Bonds, Series B, 8%
                                                             due 5/01/2010                                                     2,682
                             NR*       NR*         3,025     Tampa Palms, Florida, Open Space and Transportation Community
                                                             Development District Revenue Bonds, Capital Improvement
                                                             (Richmond Place Project), 7.50% due 5/01/2018                     3,193
====================================================================================================================================
Georgia--1.6%                NR*       NR*         2,000     Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                             Station Project), 7.90% due 12/01/2024                            2,071
                             BBB-      Ba1         1,000     Effingham County, Georgia, IDA, PCR, Refunding (Georgia
                                                             Pacific Corporation Project), 6.50% due 6/01/2031                   773
====================================================================================================================================
Idaho--0.9%                  NR*       NR*         1,470     Idaho Health Facilities Authority, Revenue Refunding Bonds
                                                             (Valley Vista Care Corporation), Series A, 7.75%
                                                             due 11/15/2016                                                    1,501
====================================================================================================================================
Illinois--3.4%               BB-       B2          3,000     Chicago, Illinois, O'Hare International Airport, Special
                                                             Facility Revenue Refunding Bonds (American Airlines Inc.
                                                             Project), 8.20% due 12/01/2024                                    1,307
                             NR*       NR*           400     Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                                             6.75% due 12/01/2032                                                400
                             NR*       NR*         3,190     Illinois Development Finance Authority Revenue Bonds (Primary
                                                             Health Care Centers Facilities Acquisition Program),
                                                             7.75% due 12/01/2016                                              3,475
                                                             Illinois Health Facilities Authority, Revenue Refunding
                                                             Bonds, VRDN (a):
                             A1+       VMIG1+        250       (Resurrection Health Care), Series A, 1.65% due 5/15/2029         250
                             A1+       VMIG1+        500       (University of Chicago Hospitals), 1.65% due 8/01/2026            500
====================================================================================================================================
Indiana--2.6%                NR*       NR*         2,600     Indiana State Educational Facilities Authority, Revenue
                                                             Refunding Bonds (Saint Joseph's College Project), 7%
                                                             due 10/01/2029                                                    2,744
                             NR*       NR*         1,820     Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox
                                                             Club Project), Series B, 7.50% due 10/01/2029                     1,771
====================================================================================================================================
Iowa--2.7%                   NR*       NR*         4,000     Iowa Finance Authority, Health Care Facilities Revenue
                                                             Refunding Bonds (Care Initiatives Project), 9.25%
                                                             due 7/01/2025                                                     4,744
====================================================================================================================================
Kansas--0.6%                 BB+       NR*         1,000     Lenexa, Kansas, Health Care Facility Revenue Bonds (Lakeview
                                                             Village Inc.), Series C, 6.875% due 5/15/2032                     1,010
====================================================================================================================================
Louisiana--3.2%              BB-       NR*         5,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                             Company Project), 7.50% due 7/01/2013                             5,593
====================================================================================================================================
Maryland--2.1%               NR*       NR*         1,875     Anne Arundel County, Maryland, Special Obligation Revenue
                                                             Bonds (Arundel Mills Project), 7.10% due 7/01/2029                2,048
                             NR*       NR*         1,500     Maryland State Energy Financing Administration, Limited
                                                             Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                                             AMT, 7.40% due 9/01/2019                                          1,511
====================================================================================================================================
Massachusetts--3.9%          BBB       NR*           825     Massachusetts State Development Finance Agency, Resource
                                                             Recovery Revenue Bonds (Ogden Haverhill Associates), AMT,
                                                             Series A, 6.70% due 12/01/2014                                      817
                                                             Massachusetts State Development Finance Agency, Revenue
                                                             Refunding Bonds (Eastern Nazarine College):
                             BB+       NR*           245       5.625% due 4/01/2019                                              199
                             BB+       NR*         1,220       5.625% due 4/01/2029                                              930
                             NR*       Ba2         3,000     Massachusetts State Health and Educational Facilities
                                                             Authority, Revenue Refunding Bonds (Bay Cove Human Services
                                                             Issue), Series A, 5.90% due 4/01/2028                             2,605
                             NR*       NR*         1,700     Massachusetts State Industrial Finance Agency Revenue Bonds,
                                                             Sewer Facility (Resource Control Composting), AMT, 9.25%
                                                             due 6/01/2010                                                     1,714
                             BBB       NR*           500     Massachusetts State Industrial Financial Agency, Resource
                                                             Recovery Revenue Refunding Bonds (Ogden Haverhill Project),
                                                             AMT, Series A, 5.60% due 12/01/2019                                 439
====================================================================================================================================
Michigan--0.6%               BBB-      Baa3        1,000     Michigan State Hospital Finance Authority, Revenue Refunding
                                                             Bonds (Detroit Medical Center Obligation Group), Series A,
                                                             6.50% due 8/15/2018                                               1,003
====================================================================================================================================
Minnesota--1.8%              NR*       NR*         3,160     Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
                                                             Apartments Project), 9.375% due 12/01/2024                        3,187
====================================================================================================================================
Missouri--0.7%               NR*       NR*         1,200     Fenton, Missouri, Tax Increment Revenue Refunding and
                                                             Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021             1,264
====================================================================================================================================
Nevada--1.3%                 BBB       Baa2        2,500     Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                             Healthcare West--Saint Rose Dominican Hospital), 5.375%
                                                             due 7/01/2026                                                     2,217
====================================================================================================================================
New Jersey--12.5%                                            Camden County, New Jersey, Improvement Authority, Lease
                                                             Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                             NR*       NR*         2,000       9.625% due 1/01/2011                                              590
                             NR*       NR*         4,500       9.875% due 1/01/2021                                            1,328
                             CCC       B2          6,000     Camden County, New Jersey, Pollution Control Financing
                                                             Authority, Solid Waste Resource Recovery Revenue Refunding
                                                             Bonds, AMT, Series A, 7.50% due 12/01/2010                        5,938
                             BBB-      NR*         1,400     New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                                             Village), Series C, 5.50% due 1/01/2028                           1,276
                             NR*       Ba3         1,500     New Jersey EDA, IDR, Refunding (Newark Airport Marriott
                                                             Hotel), 7% due 10/01/2014                                         1,493
                                                             New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                             NR*       NR*         1,000       (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031         995
                             NR*       NR*         3,700       (Seabrook Village Inc.), 8.125% due 11/15/2023                  3,892
                             B+        B3          3,050     New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                             Airlines Inc. Project), AMT, 6.625% due 9/15/2012                 2,263
                             NR*       Baa1        1,410     New Jersey Health Care Facilities Financing Authority Revenue
                                                             Bonds (South Jersey Hospital), 6% due 7/01/2026                   1,450
                             A         A1          2,485     Tobacco Settlement Financing Corporation, New Jersey,
                                                             Asset-Backed Revenue Refunding Bonds, 6.125% due 6/01/2042        2,394
====================================================================================================================================
New Mexico--3.0%             B+        Ba3         5,000     Farmington, New Mexico, PCR, Refunding (Tucson Electric
                                                             Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020      5,178
====================================================================================================================================
New York--2.4%               NR*       NR*           350     New York City, New York, City IDA, Civic Facility Revenue
                                                             Bonds, Series C, 6.80% due 6/01/2028                                356
                             BBB-      Ba2         1,730     New York City, New York, City IDA, Special Facility Revenue
                                                             Bonds (British Airways PLC Project), AMT, 7.625%
                                                             due 12/01/2032                                                    1,477
                                                             Utica, New York, GO, Public Improvement:
                             BBB       Ba1           700       9.25% due 8/15/2004                                               772
                             BBB       Ba1           700       9.25% due 8/15/2005                                               807
                             BBB       Ba1           635       9.25% due 8/15/2006                                               758
====================================================================================================================================
North Carolina--             NR*       NR*         1,600     North Carolina Medical Care Commission, Health Care Facilities,
1.0%                                                         First Mortgage Revenue Refunding Bonds (Presbyterian Homes
                                                             Project), 7% due 10/01/2031                                       1,706
====================================================================================================================================
Ohio--1.1%                   B+        B3          3,135     Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                             (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019    1,824
====================================================================================================================================


                                      6 & 7

                                    Apex Municipal Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                             S&P     Moody's        Face
STATE                      Ratings   Ratings       Amount    Issue                                                           Value
====================================================================================================================================
Oklahoma--0.2%               BB-       B2        $   420     Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding
                                                             Bonds (AMR), AMT, Series A, 5.80% due 6/01/2035                $    323
====================================================================================================================================
Oregon--0.6%                 NR*       NR*         1,000     Western Generation Agency, Oregon, Cogeneration Project
                                                             Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                                             7.40% due 1/01/2016                                               1,024
====================================================================================================================================
Pennsylvania--7.9%           NR*       NR*           750     Blair County, Pennsylvania, IDA, Revenue Bonds (Village of
                                                             Pennsylvania State Project), Series A, 7% due 1/01/2034             754
                             NR*       NR*         1,750     Chester County, Pennsylvania, Health and Education Facilities
                                                             Authority, Senior Living Revenue Refunding Bonds (Jenners
                                                             Pond Inc. Project), 7.625% due 7/01/2034                          1,731
                             NR*       Ba2         2,000     Lehigh County, Pennsylvania, General Purpose Authority,
                                                             Revenue Refunding Bonds (Kidspeace Obligation Group), 6%
                                                             due 11/01/2023                                                    1,854
                                                             Montgomery County, Pennsylvania, Higher Education and Health
                                                             Authority, Revenue Refunding Bonds (Faulkeways at Gwynedd
                                                             Project):
                             BBB+      NR*           900       6.75% due 11/15/2024                                              945
                             BBB+      NR*           925       6.75% due 11/15/2030                                              967
                             A1+       NR*           300     Pennsylvania State Higher Educational Facilities Authority,
                                                             Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                                             Series C, 1.65% due 11/01/2029 (a)                                  300
                                                             Philadelphia, Pennsylvania, Authority for IDR, AMT:
                             NR*       Ba1         1,600       (Air Cargo), Series A, 7.50% due 1/01/2025                      1,562
                             NR*       NR*         5,500       Commercial Development, 7.75% due 12/01/2017                    5,654
====================================================================================================================================
Rhode Island--0.5%           BBB       Baa2          930     Rhode Island State Health and Educational Building Corporation,
                                                             Hospital Financing Revenue Bonds (Lifespan Obligation Group),
                                                             6.50% due 8/15/2032                                                 953
====================================================================================================================================
South Carolina--             BBB-      NR*         1,000     South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach
0.6%                                                         Convention Center), Series A, 6.625% due 4/01/2036                1,005
====================================================================================================================================
Tennessee--0.5%              BBB-      Ba1           840     McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                                             (Recycling Facility--Calhoun Newsprint), AMT, 7.40%
                                                             due 12/01/2022                                                      816
====================================================================================================================================
Texas--10.3%                 BBB-      Baa3        1,000     Austin, Texas, Convention Center Revenue Bonds (Convention
                                                             Enterprises Inc.), First Tier, Series A, 6.70%
                                                             due 1/01/2028                                                     1,025
                                                             Brazos River Authority, Texas, PCR, Refunding, AMT:
                             BBB       Baa2        1,000       (TXU Electric Company Project), Series C, 5.75% due 5/01/2036     950
                             BBB       Baa2        2,870       (Utilities Electric Company), Series B, 5.05% due 6/01/2030     2,748
                             A         A3          2,500     Brazos River, Texas, Harbor Navigation District, Brazoria
                                                             County Environmental Revenue Refunding Bonds (Dow Chemical
                                                             Company Project), AMT, Series A-7, 6.625% due 5/15/2033           2,592
                             NR*       Baa2          900     Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                                             (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025     890
                             BBB       Baa2        3,335     Gulf Coast, Texas, Waste Disposal Authority, Revenue
                                                             Refunding Bonds (International Paper Company), AMT, Series A,
                                                             6.10% due 8/01/2024                                               3,329
                             A1+       NR*           100     Harris County, Texas, Health Facilities Development
                                                             Corporation, Revenue Refunding Bonds (Methodist Hospital),
                                                             VRDN, 1.65% due 12/01/2032 (a)                                      100
                             A-        Baa1        3,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                             Semiconductor), AMT, 6.375% due 4/01/2027                         3,593
                             BBB       Baa2          890     Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                                             Company Project), Series C, 4% due 5/01/2028                        877
                             NR*       Baa3        1,740     Texas State Student Housing Corporation, Student Housing
                                                             Revenue Bonds (MidWestern State University Project), 6.50%
                                                             due 9/01/2022                                                     1,706
====================================================================================================================================
Utah--1.3%                   NR*       NR*         2,240     Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                                             Bonds (Laidlaw Environmental), AMT, Series A, 7.45%
                                                             due 7/01/2017                                                     2,208
====================================================================================================================================
Virginia--6.0%               NR*       NR*         2,500     Dulles Town Center, Virginia, Community Development Authority,
                                                             Special Assessment Tax (Dulles Town Center Project), 6.25%
                                                             due 3/01/2026                                                     2,523
                             NR*       NR*         3,000     Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                             Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014               2,993
                                                             Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                             Bonds:
                             NR*       Ba1         6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2033                   172
                             NR*       Ba1         6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2034                   153
                             BB        NR*        32,600       Senior Series B, 5.875%** due 8/15/2025                         4,646
====================================================================================================================================
Washington--1.7%             NR*       NR*         2,600     Port Seattle, Washington, Special Facilities Revenue Bonds
                                                             (Northwest Airlines Project), AMT, 7.25% due 4/01/2030            1,912
                             A         A1          1,050     Tobacco Settlement Authority, Washington, Tobacco Settlement
                                                             Revenue Bonds, 6.625% due 6/01/2032                               1,053
====================================================================================================================================
Wyoming--1.0%                BB+       Ba3         1,800     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                             (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024        1,669
====================================================================================================================================
Virgin Islands--1.2%         BBB-      Baa3        2,100     Virgin Islands Government Refinery Facilities Revenue Bonds
                                                             (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                 2,119
====================================================================================================================================
                                                             Total Municipal Bonds (Cost--$183,774)--98.6%
====================================================================================================================================

                                                  Shares
Ratings                                            Held
====================================================================================================================================
Common Stock--0.0%                                   181     Horizon Natural Resources (b)(c)                                      2
====================================================================================================================================
                                                             Total Common Stock (Cost--$1,995)--0.0%
====================================================================================================================================
                             Total Investments (Cost--$185,769)--98.6%                                                       170,713

                             Other Assets Less Liabilities--1.4%                                                               2,495
                                                                                                                            --------
                             Net Assets--100.0%                                                                             $173,208
                                                                                                                            ========
====================================================================================================================================

*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2002.
(b)   Non-income producing security.
(c) Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.

      See Notes to Financial Statements.


                                     8 & 9

                                    Apex Municipal Fund, Inc., December 31, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of December 31, 2002
=============================================================================================================================
Assets:                  Investments, at value (identified cost--$185,769,050) ................                 $ 170,713,449
                         Cash .................................................................                        72,831
                         Interest receivable ..................................................                     3,000,617
                         Prepaid expenses and other assets ....................................                         8,846
                                                                                                                -------------
                         Total assets .........................................................                   173,795,743
                                                                                                                -------------
=============================================================================================================================
Liabilities:             Payables:
                           Securities purchased ...............................................   $   399,000
                           Investment adviser .................................................        95,182
                           Dividends to shareholders ..........................................        91,267         585,449
                                                                                                  -----------
                         Accrued expenses .....................................................                         1,801
                                                                                                                -------------
                         Total liabilities ....................................................                       587,250
                                                                                                                -------------
=============================================================================================================================
Net Assets:              Net assets ...........................................................                 $ 173,208,493
                                                                                                                =============
=============================================================================================================================
Capital:                 Common Stock, $.10 par value, 150,000,000 shares authorized;
                         19,596,732 shares issued and outstanding .............................                 $   1,959,673
                         Paid-in capital in excess of par .....................................                   208,769,504
                         Undistributed investment income--net .................................   $ 1,551,357
                         Accumulated realized capital losses on investments--net ..............   (24,016,440)
                         Unrealized depreciation on investments--net ..........................   (15,055,601)
                                                                                                  -----------
                         Total accumulated losses--net ........................................                   (37,520,684)
                                                                                                                -------------
                         Total capital--Equivalent to $8.84 net asset value per share of
                         Common Stock (market price--$7.95) ...................................                 $ 173,208,493
                                                                                                                =============
=============================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended December 31, 2002
=============================================================================================================================
Investment               Interest .............................................................                 $   6,558,528
Income:                  Dividends ............................................................                            13
                                                                                                                -------------
                         Total income .........................................................                     6,558,541
                                                                                                                -------------
=============================================================================================================================
Expenses:                Investment advisory fees .............................................   $   578,408
                         Professional fees ....................................................        51,155
                         Accounting services ..................................................        33,625
                         Printing and shareholder reports .....................................        24,408
                         Transfer agent fees ..................................................        20,030
                         Directors' fees and expenses .........................................        19,996
                         Listing fees .........................................................        15,610
                         Pricing fees .........................................................         7,430
                         Custodian fees .......................................................         5,655
                         Other ................................................................         4,226
                                                                                                  -----------
                         Total expenses before reimbursement ..................................       760,543
                         Reimbursement of expenses ............................................            (2)
                                                                                                  -----------
                         Total expenses after reimbursement ...................................                       760,541
                                                                                                                -------------
                         Investment income--net ...............................................                     5,798,000
                                                                                                                -------------
=============================================================================================================================
Realized &               Realized gain on investments--net ....................................                       514,167
Unrealized Gain (Loss)   Change in unrealized depreciation on investments--net ................                    (8,792,599)
On Investments--Net:                                                                                            -------------
                         Total realized and unrealized loss on investments--net ...............                    (8,278,432)
                                                                                                                -------------
                         Net Decrease in Net Assets Resulting from Operations .................                 $  (2,480,432)
                                                                                                                =============
=============================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six        For the
                                                                                                Months Ended      Year Ended
                                                                                                December 31,       June 30,
                         Increase (Decrease) in Net Assets:                                         2002             2002
=============================================================================================================================
Operations:              Investment income--net ............................................   $   5,798,000    $  11,278,629
                         Realized gain (loss) on investments--net ..........................         514,167       (4,092,274)
                         Change in unrealized appreciation/depreciation on investments--net       (8,792,599)        (225,283)
                                                                                               -------------    -------------
                         Net increase (decrease) in net assets resulting from operations ...      (2,480,432)       6,961,072
                                                                                               -------------    -------------
=============================================================================================================================
Dividends to             Investment income--net ............................................      (5,404,211)     (11,114,247)
Shareholders:                                                                                  -------------    -------------
                         Net decrease in net assets resulting from dividends to shareholders      (5,404,211)     (11,114,247)
                                                                                               -------------    -------------
=============================================================================================================================
Net Assets:              Total decrease in net assets ......................................      (7,884,643)      (4,153,175)
                         Beginning of period ...............................................     181,093,136      185,246,311
                                                                                               -------------    -------------
                         End of period* ....................................................   $ 173,208,493    $ 181,093,136
                                                                                               =============    =============
=============================================================================================================================
                        *Undistributed investment income--net .............................    $   1,551,357    $   1,157,568
                                                                                               =============    =============
=============================================================================================================================

      See Notes to Financial Statements.


                                     10 & 11

                                    Apex Municipal Fund, Inc., December 31, 2002

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in the    For the Six
                     financial statements.                           Months Ended           For the Year Ended June 30,
                                                                      December 31,  -----------------------------------------------
                     Increase (Decrease) in Net Asset Value:              2002         2002        2001        2000          1999
===================================================================================================================================
Per Share            Net asset value, beginning of period ..........   $    9.24    $    9.45   $    9.33   $   10.37     $   10.60
Operating                                                              ---------    ---------   ---------   ---------     ---------
Performance:         Investment income--net ........................         .30++        .58         .59         .66           .63
                     Realized and unrealized gain (loss) on
                     investments--net ..............................        (.42)        (.22)        .13       (1.03)         (.23)
                                                                       ---------    ---------   ---------   ---------     ---------
                     Total from investment operations ..............        (.12)         .36         .72        (.37)          .40
                                                                       ---------    ---------   ---------   ---------     ---------
                     Less dividends from investment income--net ....        (.28)        (.57)       (.60)       (.67)         (.63)
                                                                       ---------    ---------   ---------   ---------     ---------
                     Net asset value, end of period ................   $    8.84    $    9.24   $    9.45   $    9.33     $   10.37
                                                                       =========    =========   =========   =========     =========
                     Market price per share, end of period .........   $    7.95    $    8.39   $    9.10   $  8.9375     $   10.25
                                                                       =========    =========   =========   =========     =========
===================================================================================================================================
Total Investment     Based on market price per share ...............       (2.01%)      (1.64%)      9.05%      (6.22%)        3.68%
Return:**                                                              =========    =========   =========   =========     =========
                     Based on net asset value per share ............       (1.07%)+      4.31%       8.48%      (3.23%)        3.90%
                                                                       =========    =========   =========   =========     =========
===================================================================================================================================
Ratios to Average    Expenses net of reimbursement .................         .85%*        .87%        .82%        .81%          .81%
Net Assets:                                                            =========    =========   =========   =========     =========
                     Expenses ......................................         .85%*        .87%        .82%        .81%          .81%
                                                                       =========    =========   =========   =========     =========
                     Investment income--net ........................        6.50%*       6.19%       6.35%       6.71%         5.93%
                                                                       =========    =========   =========   =========     =========
===================================================================================================================================
Supplemental         Net assets, end of period (in thousands) ......   $ 173,208    $ 181,093   $ 185,246   $ 182,879     $ 203,198
Data:                                                                  =========    =========   =========   =========     =========
                     Portfolio turnover ............................          10%          25%         17%         20%           40%
                                                                       =========    =========   =========   =========     =========
===================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent


                                     12 & 13

                                    Apex Municipal Fund, Inc., December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets. For the six months ended December 31, 2002, FAM reimbursed the Fund in the amount of $2.

For the six months ended December 31, 2002, the Fund reimbursed FAM $1,968 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $23,663,820 and $16,492,833, respectively.

Net realized gains for the six months ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                                   Gains               Losses
--------------------------------------------------------------------------------
Long-term investments ...............         $    514,167         $(15,055,601)
                                              ------------         ------------
Total ...............................         $    514,167         $(15,055,601)
                                              ============         ============
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $14,926,939, of which $5,482,944 related to appreciated securities and $20,409,883 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $185,640,388.

4. Common Stock Transactions:

At December 31, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended December 31, 2002 and the year ended June 30, 2002 remained constant.

5. Capital Loss Carryforward:

On June 30, 2002, the Fund had a net capital loss carryforward of $21,453,358, of which $1,754,099 expires in 2003, $7,056,648 expires in 2004, $1,311,769 expires in 2005, $938,156 expires in 2006, $2,975,000 expires in 2008,
$5,341,699 expires in 2009 and $2,075,987 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 7, 2003, the Fund's Board of Directors declared a tax exempt income dividend to Common Stock shareholders in the amount of $.047000 per share, payable on January 30, 2003 to shareholders of record as of January 16, 2003.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary

Custodian & Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

APX

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Director of Apex Municipal Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------


                                    14 & 15

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #10955--12/02

--------------------------------------------------------------------------------
Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert). If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

       (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

       (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

       (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

       (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

       (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.